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                         AIM INTERNATIONAL EQUITY FUND

             (A SERIES PORTFOLIO OF AIM INTERNATIONAL FUNDS, INC.)

                         Supplement dated April 7, 1997
                   to the Prospectus dated February 24, 1997


Clas G. Olsson has been added as Portfolio Manager for the Fund. Mr. Olsson has been responsible for the Fund since April 1, 1997. He has been associated with AIM and/or its affiliates since 1994 and has three years of experience as an investment professional. Prior to joining AIM, he was a broker assistant with Merrill Lynch.